Exhibit 32.2

CERTIFICATION PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. §1350), the undersigned, Cielo Hernandez, Chief Financial Officer of XL Fleet Corp., a Delaware corporation (the “Company”), do hereby certify, to his and her knowledge, that:

The Annual Report on Form 10-K/A for the year ended December 31, 2020 of the Company (the “Report”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 17, 2021	By:	/s/ Cielo Hernandez
Cielo Hernandez, Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer )

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.